1 Ivonescimab Updated Data to be Featured at ASCO 2023 Summit Therapeutics is Currently Enrolling in a Phase III Study with Additional Phase III Study Planned for Third Quarter 2023 for Ivonescimab Menlo Park, California, June 1, 2023 - Summit Therapeutics Inc. (NASDAQ: SMMT) (“Summit,” “we,” or the “Company”) today announced that data for its novel, potential first-in-class investigational bispecific antibody, ivonescimab, will be presented at the 2023 American Society of Clinical Oncology (ASCO) Annual Meeting in Chicago, IL. The poster with updated clinical data from Phase II clinical trials will be displayed on Sunday June 4 from 8:00 to 11:00am Central Time during the Lung Cancer – Non-Small Cell Metastatic Poster Session. The poster, which is presented by Dr. Li Zhang, Sun Yat-Sen University Cancer Center,1 with data generated and analyzed by our collaboration and licensing partner, Akeso, Inc. (HKEX Code: 9926.HK), provides updated results from the Phase II study (NCT04736823) centered around the cohort of patients in which ivonescimab is combined with chemotherapy (n=135) for first line treatment of advanced or metastatic non-small cell lung cancer (NSCLC) in patients without actionable genomic alterations (i.e., positive for endothelial growth factor receptor (EGFR) mutations or anaplastic lymphoma kinase (ALK)). The poster provides updated data supporting promising anti-tumor activity of ivonescimab in first line advanced or metastatic NSCLC, while displaying that ivonescimab may have an acceptable safety profile in combination with platinum-doublet chemotherapy for patients with squamous or non-squamous advanced or metastatic NSCLC in this clinical study. Ivonescimab, known as SMT112 in the United States, Canada, Europe, and Japan, and as AK112 in China and Australia, is a novel, potential first-in-class investigational bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule. There is higher expression (presence) of both PD-1 and VEGF in tumor tissue and the tumor microenvironment (TME) as compared to normal, healthy tissue in the body. Ivonescimab’s tetravalent structure (four binding sites) enables higher avidity (accumulated strength of multiple binding interactions) with over 10 fold increased binding affinity to PD-1 in the presence of VEGF in vitro in tumor cells.2 This tetravalent structure, the intentional design of the molecule, and bringing these two targets into a single bispecific antibody have the potential to steer ivonescimab to the tumor tissue versus healthy tissue, which are intended to improve side effects and safety concerns associated with these targets and have the potential to focus the antitumor activity of both targets. Over 750 patients have been treated with ivonescimab across multiple clinical studies in different indications in China and Australia. Summit has begun its clinical development of ivonescimab in two NSCLC indications: • Ivonescimab combined with chemotherapy in patients with epidermal growth factor receptor (EGFR)- mutated, locally advanced or metastatic non-squamous NSCLC who have progressed after treatment with a third-generation EGFR tyrosine kinase inhibitor (TKI) (HARMONi trial or AK112-301) • Ivonescimab combined with chemotherapy in first-line metastatic squamous NSCLC patients (HARMONi-3 trial) In May 2023, the first patient was treated in Summit’s licensed territories in the Phase III HARMONi clinical trial. Summit intends to dose patients in the HARMONi-3 trial during the second half of 2023. 1 Poster Authors: Li Zhang, Wenfeng Fang, Yuanyuan Zhao, Yunpeng Yang, Ningning Zhou, Likun Chen, Yan Huang, Jianhua Chen, Li Zhuang, Yingying Du, Qitao Yu, Wu Zhuang, Yanqiu Zhao, Ming Zhou, Weidong Zhang, Yu Zhang, Yixin Wan, Weifeng Song, Michelle Xia 2 Zhong et al, SITC 2022

2 Lung cancer is believed to impact approximately 238,0003 people in the United States each year and approximately 477,0004 in Europe. NSCLC is the most prevalent type of lung cancer and represents approximately 80% to 85% of all incidences.5 Among patients with non-squamous NSCLC, approximately 15% have EGFR-sensitizing mutations in the United States and Europe.6 Patients with squamous histology represent approximately 25% to 30% of NSCLC patients.7 About the ASCO Poster Poster Title: Phase II results of Ivonescimab (AK112/SMT112) a novel PD-1/VEGF bispecific in combination with chemotherapy for first line treatment of advanced or metastatic non-small cell lung cancer (NSCLC) without actionable genomic alterations (AGA) in EGFR/ALK ASCO Abstract No.: 9087 ASCO Poster Session: Lung Cancer – Non-Small Cell Metastatic Poster Session. Session Date & Time: Sunday June 4, 8:00 to 11:00am CT Summit Therapeutics’ Mission Statement To build a viable, long-lasting health care organization that assumes full responsibility for designing, developing, trial execution and enrollment, regulatory submission and approval, as well as successful commercialization of patient, physician, caregiver, and societal-friendly medicinal therapy intended to: improve quality of life, increase potential duration of life, and resolve serious medical healthcare needs. To identify and control promising product candidates based on exceptional scientific development and administrational expertise, develop our products in a rapid, cost-efficient manner, and to engage commercialization and/or development partners when appropriate. We accomplish this by building a team of world class professional scientists and business administrators that apply their experience and knowledge to this mission. Team Summit exists to pose, strategize, and execute a path forward in medicinal therapeutic health care that places Summit in a well-deserved, top market share, leadership position. Team Summit assumes full responsibility for stimulating continuous expansion of knowledge, ability, capability, and well-being for all involved stakeholders and highly-valued shareholders. About Summit Therapeutics Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol ‘SMMT’). We are headquartered in Menlo Park, California, and we have additional offices in Oxford, UK. For more information, please visit https://www.smmttx.com and follow us on Twitter @summitplc. About Ivonescimab Ivonescimab, known as SMT112 in the United States, Canada, Europe, and Japan (Summit’s license territories), and as AK112 in China and Australia, is a novel, potential first-in-class investigational bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule. Ivonescimab was discovered by Akeso Inc. (HKEX Code: 9926.HK) and is currently engaged in multiple Phase III clinical trials in China. Summit has begun its 3 American Cancer Society: Lung Cancer Statistics | How Common is Lung Cancer? 4 World Health Organization: 908-europe-fact-sheets.pdf (iarc.fr) 5 Schabath MB, Cote ML. Cancer Progress and Priorities: Lung Cancer. Cancer Epidemiology, Biomarkers & Prevention. (2019). 6 About EGFR-Positive Lung Cancer | Navigating EGFR (lungevity.org) 7 Schabath MB, Cote ML. Cancer Progress and Priorities: Lung Cancer. Cancer Epidemiology, Biomarkers & Prevention. (2019).

3 clinical development of ivonescimab in NSCLC, enrolling the first patient in its license territory in 2023, with multiple Phase III clinical trials intended to be initiated in 2023. Over 750 patients have been treated with ivonescimab in clinical studies in China and Australia. Contact Summit Therapeutics: Dave Gancarz SVP, Stakeholder Relations, Business Development, & Corporate Strategy investors@smmttx.com Summit Forward-looking Statements Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the impact of the COVID-19 pandemic on the Company’s operations and clinical trials, potential acquisitions and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for SMT112, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises, including the coronavirus COVID-19 outbreak, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of SMT112. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release.